SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Apollo Investment Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4)	Date filed:

9 West 57th Street, 37th Floor

New York, New York 10019

June     , 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Apollo Investment Corporation (the “Company”) to be held on August 5, 2009 at 9:30 a.m., Eastern Daylight Time, at the Warwick New York Hotel, 65 West 54th Street, New York, New York 10019.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked: (i) to elect three Class II directors of the Company, (ii) to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2010, (iii) to approve a proposal to authorize flexibility for the Company, with approval of its Board of Directors, to sell shares of its common stock at a price below the Company’s then current net asset value per share in one or more offerings, subject to certain conditions as set forth herein (including that the number of shares sold does not exceed 25% of its then outstanding common stock immediately prior to such sale), and (iv) to approve a proposal to authorize the Company to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of its common stock subject to certain limitations as set forth herein (including that the number of shares issuable does not exceed 25% of its outstanding common stock and that the exercise or conversion price thereof is not, at the date of issuance of such warrants or securities, less than the greater of the market value per share and the net asset value per share of its common stock). I will also report on the progress of the Company during the past year and respond to stockholders’ questions.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

John J. Hannan

Chairman of the Board of Directors

APOLLO INVESTMENT CORPORATION

9 West 57th Street, 37th Floor

New York, New York 10019

(212) 515-3450

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 5, 2009

To the Stockholders of Apollo Investment Corporation:

The 2009 Annual Meeting of Stockholders of Apollo Investment Corporation (the “Company”) will be held at the Warwick New York Hotel, 65 West 54th Street New York, New York 10019 on Wednesday, August 5, 2009 at 9:30 a.m., Eastern Daylight Time, for the following purposes:

1.	To elect three Class II directors of the Company, who will each serve for a term of three years, or until his successor is duly elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2010;

3.	To consider and vote upon a proposal to authorize flexibility for the Company, with the approval of its board of directors, to sell shares of its common stock (during the next 12 months) at a price below its then current net asset value per share subject to certain limitations described herein (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to such sale);

4.	To consider and vote upon a proposal which is separate from proposal 3 above, to authorize the Company to sell or otherwise issue pursuant to such authority from time to time long-term warrants or securities to subscribe for or convertible into shares of its common stock subject to certain limitations described herein (including that the number of shares issuable does not exceed 25% of the Company’s outstanding common stock at the time of issuance of such warrants or other securities and that the exercise or conversion price thereof is not, at the date of issuance of such warrants or other securities, less than the greater of the market value per share and the net asset value per share of its common stock). In addition, unlike proposal 3 above, the authority gained under this proposal (proposal 4) does not expire after one year; and

5.	To transact such other business as may properly come before the meeting.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on June 12, 2009. If you are unable to attend, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or vote by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Gordon E. Swartz,

Corporate Secretary

New York, New York

June     , 2009

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope or vote by telephone or through the Internet. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person if you wish to change your vote.

APOLLO INVESTMENT CORPORATION

9 West 57th Street, 37th Floor

New York, New York 10019

(212) 515-3450

PROXY STATEMENT

2009 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Apollo Investment Corporation (the “Company,” “we,” “us” or “our”) for use at the Company’s 2009 Annual Meeting of Stockholders (the “Meeting”) to be held on Wednesday, August 5, 2009 at 9:30 a.m., Eastern Daylight Time, at the Warwick New York Hotel, 65 West 54th Street New York, New York 10019 and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report for the fiscal year ended March 31, 2009, are first being sent to stockholders on or about June     , 2009.

We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or vote by telephone or through the Internet, and the Company receives it in time for voting at the Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares or if he or she wishes to change a previous vote.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1.	To elect three Class II directors of the Company, who will each serve for a term of three years, or until successor is duly elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2010;

3.	To consider and vote upon a proposal to authorize flexibility for the Company, with the approval of its board of directors, to sell shares of its common stock (during the next 12 months) at a price below its then current net asset value per share subject to certain limitations described herein (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock) immediately prior to each such sale;

4.

To consider and vote upon a proposal which is separate from proposal 3 above to authorize the Company to sell or otherwise issue pursuant to such authority from time to time long-term warrants or securities to subscribe for or convertible into shares of its common stock subject to certain limitations described herein (including that the number of shares issuable does not exceed 25% of the Company’s outstanding common stock at the time of issuance of such warrants or other securities and that the exercise or conversion price thereof is not, at the date of issuance of such warrants or other securities, less than the greater of the market value per share and the net asset value per share of its common stock); In addition, unlike proposal 3 above, the authority granted under this proposal (proposal 4) does not expire after one year; and

5.	To transact such other business as may properly come before the meeting.

Voting Securities

You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on June 12, 2009 (the “Record Date”). There were              shares of the Company’s common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of stock outstanding on the Record Date will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals), will be treated as shares present for quorum purposes.

Vote Required

Election of Directors.    The election of a director requires the vote of a majority of the shares of stock outstanding. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by the vote of a majority of the outstanding shares, votes to withhold authority and broker non-votes will have the effect of a vote against a nominee.

Ratification of Independent Registered Public Accounting Firm.    The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to serve as the Company’s independent registered public accounting firm. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Approval of Proposal to Authorize the Company to Sell Shares of its Common Stock at a Price Below the Company’s Then Current Net Asset Value Per Share in One or More Offerings, Subject to Certain Conditions Described Herein (Including, That the Cumulative Number of Shares Sold Does Not Exceed 25% of its Then Outstanding Common Stock immediately prior to each such Sale).    The affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the meeting that are not held by affiliated persons of the Company is required to approve this proposal. For purposes of this proposal, the Investment Company Act of 1940, as amended (“1940 Act”), defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company, whichever is the less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Approval of Proposal to Authorize the Company to Have the Ability to Sell or Otherwise Issue Warrants or Securities to Subscribe for or Convertible into Shares of its Common Stock, not Exceeding 25% of its then Outstanding Common Stock at the Time of Such Issuance, at an Exercise or Conversion Price that, at the Date of

Issuance, will not be Less than the Greater of the Market Value per Share of its Common Stock and the Net Asset Value per Share of its Common Stock.    The affirmative vote of at least a majority of all of the votes cast at a meeting at which quorum is present is required for approval of this proposal. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Additional Solicitation.    If there are not enough votes for a quorum or to approve a proposal at the Meeting, the stockholders who are represented in person or by proxy may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

A stockholder vote may be taken on any proposal in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company and/or officers or employees of Apollo Investment Management, L.P. (“AIM”), the Company’s investment adviser. AIM is located at 9 West 57th Street, New York, New York 10019. No additional compensation will be paid to directors, officers or regular employees of the Company or AIM for such services.

The Company has retained Georgeson Inc. (“Georgeson”) to assist in the solicitation of proxies for a fee of approximately $10,000, plus out-of-pocket expenses. As the Meeting date approaches, certain stockholders of the Company may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Company. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Company believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each stockholder’s full name and complete address and to confirm that the stockholder has either received the proxy materials in the mail or provided a notice and access notification. If the stockholder is a corporation or entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the stockholder’s instructions on the proposals. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

Stockholders may also provide their voting instructions by telephone or through the Internet. These options require stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement or attend in person.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, no person would be deemed to “control” us, as such term is defined in the 1940 Act.

Our directors consist of interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act.

The following table sets forth, as of March 31, 2009, certain ownership information with respect to our common stock for those persons whom we believe, based on public filings and/or information provided by such persons, directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock, and for all officers and directors as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

Name and address	Type of ownership(1)	Shares owned	Percentage of common stock outstanding
AIC Co-Investors LLC (2)	Beneficial	1,009,216	*	%
Bay Pond Partners, L.P. (3)	Beneficial	7,420,900	5.22%
All officers and directors as a group (12 persons) (4)	Beneficial	189,285	*	%

*	Represents less than 1%.
(1)	Over 99% of our common stock is owned of record by Cede & Co., as nominee of The Depository Trust Company.
(2)	AIC Co-Investors LLC is a special purpose entity related to AIM and has the same address as AIM.
(3)	Bay Pond Partners, L.P. retains (a) shared power to vote or to direct the vote as to 7,420,900 shares and (b) shared power to dispose or to direct the disposition of 7,420,900 shares.
(4)	The address for all officers and directors is c/o Apollo Investment Corporation, 9 West 57th Street, New York, New York 10019.

The following table sets forth, as of March 31, 2009, the number of shares of the Company’s common stock beneficially owned by each of our current directors and executive officers.

Directors and Executive Officers	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Independent Directors		*
Ashok Bakhru	15,000	*
Claudine B. Malone	10,000	*
Frank C. Puleo	8,338.76	*
Carl Spielvogel	5,000	*
Elliot Stein, Jr.	15,006	*
Bradley J. Wechsler	45,000	*
Interested Directors
John J. Hannan (2)	None	—
James C. Zelter	64,728.53
Executive Officers
Patrick J. Dalton	15,700	*
Richard L. Peteka	None	—
John J. Suydam	10,000	*
Gordon E. Swartz	512.46	*

*	Represents less than 1% of the outstanding shares.
(1)	Based on 142,221,335 shares of common stock outstanding as of March 31, 2009.
(2)	Mr. Hannan disclaims beneficial ownership of shares held by AIC Co-Investors LLC (less than 1% of common stock outstanding as of March 31, 2009) except to the extent of his pecuniary interest in AIC Co-Investors LLC.

Dollar Range of Securities Beneficially Owned by Directors

The following table sets forth the dollar range of our equity securities beneficially owned by the director nominees and each of our other directors as of March 31, 2009. Information as to the beneficial ownership is based on information furnished to the Company by such persons. (We are not part of a “family of investment companies” as that term is defined in the 1940 Act).

Directors and Executive Officers	Dollar Range of Equity Securities in the Company(1)
Independent Directors
Ashok Bakhru	$ 50,001 – $100,000
Claudine B. Malone	$ 10,001 – $ 50,000
Frank C. Puleo	$ 10,001 – $ 50,000
Carl Spielvogel	$ 10,001 – $ 50,000
Elliot Stein, Jr.	$ 50,001 – $100,000
Bradley J. Wechsler	$100,001 – $500,000

Interested Directors
John J. Hannan	$100,001 – $500,000(2)
James C. Zelter	$100,001 – $500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 –$500,000, $500,001 – $1,000,000 or over $1,000,000.
(2)	Reflects pecuniary interests in AIC Co-Investors LLC. Mr. Hannan disclaims beneficial ownership of shares held by AIC Co-Investors LLC except to the extent of his pecuniary interest in AIC Co-Investors LLC.

PROPOSAL I: ELECTION OF DIRECTORS

Pursuant to the Company’s bylaws, the Board of Directors may modify the number of members of the Board of Directors provided that the number thereof shall never be less than four nor more than eight. In accordance with the bylaws, the Company currently has eight members of the Board of Directors. Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualifies.

A stockholder can vote for, or withhold his or her vote from, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

Certain information with respect to the Class II nominees for election at the Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company. All of the nominees for Class II directors currently serve as directors of the Company.

Mr. Ashok Bakhru, Mr. John J. Hannan and Mr. James C. Zelter each has been nominated for election for a three year term expiring in 2012. Neither Mr. Bakhru, Mr. Hannan nor Mr. Zelter is being proposed for election pursuant to any agreement or understanding between Mr. Bakhru, Mr. Hannan or Mr. Zelter and the Company.

Nominees for Class II Directors—Term Expiring 2012

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Interested Directors
John J. Hannan, 56 (3)	Chairman of the Board and Director	Class II Director since March 2004; Term expires 2009	Co-founded Apollo Management, L.P. in 1990 and Apollo Real Estate Advisors, L. P. in 1993.

James C. Zelter, 46 (3)	Chief Executive Officer and Director	Class II Director since November 2008; Term expires 2009	Joined Apollo Management L.P. in May 2006 and is the managing partner of Apollo Capital Management; before this Mr. Zelter was Chief Investment Officer of Citigroup Alternative Investments and prior to that he was responsible for the firm’s Global High Yield Franchise.

Independent Director
Ashok Bakhru, 67	Director	Class II Director since October 2008; Term expires 2009	Chief Financial Officer and Chief Administrative Officer of Coty Inc. from 1996 to 1998.	Chairman of the Board of the Goldman Sachs Group of Mutual Funds. Serves on the Governing Council of the Independent Directors Council and the Advisory Board of Board IQ, an investment publication.

CONTINUING DIRECTORS (not up for election at the Meeting)

Class III Directors—Term Expiring 2010

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Independent Directors
Elliot Stein, Jr., 60	Director	Class III Director since March 2004; Term expires 2010	Chairman of Caribbean International News Corporation (newspaper) since 1985	Managing director of Commonwealth Capital Partners (investment fund) as well as various private companies including Cloud Solutions LLC (manufacturer) and Cohere Communications (integrated IP voice and internet solutions company). Trustee of Claremont Graduate University and the New School University and a member of the Council on Foreign Relations.

Bradley J. Wechsler, 57	Director	Class III Director since April 2004; Term expires 2010	Co-Chairman and Co-Chief Executive Officer of IMAX Corporation (large-format film company) since May 1996.	Vice-Chairman of the board, a member of Executive Committee, and Chairman of Finance Committee of the NYU Hospital and Medical Center, Director of The American Museum of the Moving Image, Director of the Ethical Culture Fieldston Schools (private school) and Director of Math for America (non-profit organization).

CONTINUING DIRECTORS (not up for election at the Meeting)

Class I Directors—Term Expiring 2011

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Independent Directors
Claudine B. Malone, 73	Director	Class I Director since April 2007; Term expires 2011	President and Chief Executive Officer of Financial & Management Consulting Inc. of McLean, Virginia. Chairman of the Board of the Federal Reserve Bank of Richmond from 1996 to 1999. She served as a visiting professor at the Colgate-Darden Business School of the University of Virginia from 1984 to 1987, an adjunct professor of the School of Business Administration at Georgetown University from 1982 to 1984 and an assistant and associate professor at the Harvard Graduate School of Business Administration from 1972 to 1981.	Director of Novell, Inc. (software company) and Aviva Life Insurance Company (USA).

CONTINUING DIRECTORS (not up for election at the Meeting)

Class I Directors—Term Expiring 2011

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Independent Directors
Frank C. Puleo, 63	Director	Class I Director since February 2008; Term expires 2011	Mr. Puleo was a partner at Milbank, Tweed, Hadley & McCloy LLP where he advised clients on structured finance transactions, bank and bank holding company regulatory and securities law matters. Mr. Puleo became a partner of Milbank, Tweed, Hadley & McCloy LLP in 1978 and Co-Chair of the firm’s Global Finance Group in 1995 until retiring at the end of 2006. He was a member of the firm’s Executive Committee from 1982 to 1991 and from 1996 to 2002. Mr. Puleo served as a Lecturer at Columbia University School of Law from 1997 to 2001.	Director of Commercial Industrial Finance Corp. (financial services company) and SLM Corp. (education financing company), and Capital Markets Engineering and Trading Holdings LLC (financial services industry)

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)

Carl Spielvogel, 80	Director	Class I Director since March 2004; Term expires 2011	Chairman and Chief Executive Officer of Carl Spielvogel Associates, Inc., an international management and counseling company, from 1997 to 2000 and from 2001 to present. In 2000-2001, Ambassador Spielvogel served as U.S. Ambassador to the Slovak Republic, based in Bratislava, Slovakia.	Director of Interactive Data Corporation, Inc. (financial services company), Trustee to the Metropolitan Museum of Art, Trustee and Chairman of the Business Council for the Asia Society, Trustee of Lincoln Center for the Performing Arts, member of the Council on Foreign Relations, member of the board of trustees of the Institute for the Study of Europe, at Columbia University, and a member of the Executive Committee of the Council of American Ambassadors.

(1)	The business address of the director nominees and other directors and executive officers is c/o Apollo Investment Corporation, 9 West 57th Street, New York, New York 10019.
(2)	Other than Mr. Bakhru, no director serves as a director of an investment company, other than Apollo Investment Corporation, subject to the 1940 Act.
(3)	Mr. Hannan and Mr. Zelter are interested directors due to their affiliations with AIM and its affiliates.

Corporate Governance

Director Independence

NASDAQ rules require listed companies to have a Board of Directors with at least a majority of independent directors. Under NASDAQ rules, in order for a director to be deemed independent, our Board of Directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent under NASDAQ rules and our corporate governance guidelines. Our Board of Directors has determined that each of our directors, other than Mr. Hannan and Mr. Zelter, is independent under the listing standards of the NASDAQ Marketplace Rule 5605 (a)(2). Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board of Directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an independent director to change. The Board of Directors limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to independent directors.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended March 31, 2009, the Board of Directors of the Company held thirteen board meetings, four Audit Committee meetings and six Nominating and Corporate Governance Committee meetings.

All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective Committees on which they served. The Company requires each director to make a diligent effort to attend all Board of Directors and Committee meetings, and encourages directors to attend the annual meeting of stockholders. At the 2008 Annual Meeting, four of the five independent directors at the time attended in person.

The Audit Committee.    The Audit Committee operates pursuant to an Audit Committee Charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit the accounts and records of the Company; reviewing and discussing with management and the auditors the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the auditors the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; evaluating the qualifications, performance and independence of the auditors; reviewing preliminary valuations of the investment adviser and independent valuation firms and recommending valuations to the Board of Directors; and recommending compensation of the Chief Financial Officer to the Board of Directors for determination. The Audit Committee is presently composed of six persons: Ms. Malone and Messrs. Bakhru, Puleo, Spielvogel, Stein and Wechsler, all of whom are independent directors and are otherwise considered independent under NASDAQ Marketplace Rule 5605 (a)(2). The Company’s Board of Directors has determined that Ms. Malone and Mr. Bakhru each is an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee Charter is available on the Company’s website (http://www.apolloic.com).

The Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; identifying, selecting or recommending qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is presently composed of six persons: Ms. Malone and Messrs. Bakhru Puleo, Spielvogel, Stein and Wechsler. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee charter which is available on the Company’s website (http://www.apolloic.com).

The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Gordon E. Swartz, Corporate Secretary, Apollo Investment Corporation, 9 West 57th Street, 37th Floor, New York, New York 10019. To have a candidate considered by the Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	The name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of the ownership;

•

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the Nominating and Corporate Governance Committee and nominated to the Board of Directors; and

•	If requested by the Nominating and Corporate Governance Committee, a completed and signed Director’s Questionnaire.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the federal securities laws, the listing standards of NASDAQ, and any other applicable laws, rules, or regulations, and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, skills, expertise and knowledge of the industry in which the Company operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate. The Board of Directors also believes it is appropriate for members of the Company’s management to participate as a member of the Board of Directors.

Compensation Committee.    The Company does not have a compensation committee because our executive officers do not receive any direct compensation from the Company.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact Apollo Investment Corporation’s Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Apollo Investment Corporation, c/o Gordon E. Swartz, Corporate Secretary, 9 West 57th Street, 37th Floor, New York, New York 10019. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years(2)

Patrick J. Dalton, 40	President and Chief Operating Officer	Mr. Dalton joined AIM in June 2004 as a partner and a member of AIM’s Investment Committee. He became an executive officer of the Corporation in November 2006. Mr. Dalton is also currently serving as Chief Investment Officer of AIM. Before joining the Corporation, Mr. Dalton was a Vice President with Goldman, Sachs & Co.’s Principal Investment Area with a focus on mezzanine investing since 2000.

John J. Suydam, 49	Vice President and Chief Legal Officer	Mr. Suydam joined the Corporation in 2006. From 2002 to 2006, Mr. Suydam was a partner at O’Melveny & Myers LLP, where he served as head of Mergers & Acquisitions and co-head of the Corporate Department. Prior to that, Mr. Suydam served as Chairman of the law firm O’Sullivan, LLP, which specialized in representing private equity investors. Mr. Suydam serves on the board of directors of the Big Apple Circus.

Richard L. Peteka, 48	Chief Financial Officer and Treasurer	Mr. Peteka joined the Company in June 2004 as its Chief Financial Officer and Treasurer. Prior to joining the firm, he was Chief Financial Officer and Treasurer of various closed-end and open-end registered investment companies for Citigroup Asset Management. He joined Citigroup Asset Management as a Director in July 1999.

Gordon E. Swartz, 62	Chief Compliance Officer and Secretary	Mr. Swartz became the Chief Compliance Officer of the Company in October 2004 and Secretary of the Company in February 2006. Prior to joining the Company, Mr. Swartz was an Associate General Counsel of Citigroup Asset Management.

(1)	The business address of each executive officer is c/o Apollo Investment Corporation, 9 West 57th Street, 37th Floor, New York, New York 10019.
(2)	Certain executive officers serve as members of governing boards of certain of our portfolio companies.

Code of Conduct

The Company has adopted a code of conduct which applies to, among others, its executive officers, including its Chief Executive Officer and its Chief Financial Officer. The Company’s code of conduct can be accessed via the Company’s website at http://www.apolloic.com.

Compensation of Directors and Executive Officers

The following table shows information regarding the compensation received by the directors for the fiscal year ended March 31, 2009. No compensation is paid to the interested directors.

Name	Aggregate compensation from Apollo Investment Corporation	Pension or retirement benefits accrued as part of our expenses(1)	Total compensation from Apollo Investment Corporation paid to director/ officer
Independent directors
Ashok Bakhru (5)	$65,038	None	$65,038
Claudine B. Malone	139,500	None	139,500
Frank C. Puleo	131,500	None	131,500
Carl Spielvogel	134,500	None	134,500
Elliot Stein, Jr.	137,000	None	137,000
Gerald Tsai, Jr (4)	37,186	None	37,186
Bradley J. Wechsler	124,500	None	124,500
Interested directors
John J. Hannan	None	None	None
James C. Zelter (2)	None	None	None
Executive Officers
Patrick J. Dalton	None	None	None
Richard L. Peteka (3)	None	None	None
John J. Suydam	None	None	None
Gordon E. Swartz (3)	None	None	None

(1)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(2)	James C. Zelter is also an executive officer of Apollo Investment Corporation.
(3)	Richard L. Peteka and Gordon E. Swartz are employees of Apollo Investment Administration.
(4)	Mr. Tsai died in July 2008.
(5)	Mr. Bakhru was appointed to the Board of Directors in October 2008.

Compensation of Directors

The independent directors’ annual fee is $100,000. The independent directors also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended, and $1,500 for each telephonic committee or board meeting attended. In addition, the Chairman of the Audit Committee receives an annual fee of $7,500 and each chairman of any other committee receives an annual fee of $2,500 for additional services in these capacities. Further, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Certain Relationships and Transactions

Transactions with Affiliated Persons

We have entered into an investment advisory and management agreement with AIM. Certain of our executive officers and our chairman of the Board of Directors have ownership and financial interests in AIM. Certain of our executive officers also serve as principals of other investment managers affiliated with AIM that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the partners of our investment adviser, AIM, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, or of investment funds managed by its affiliates, although we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with AIM. However, our investment adviser and its affiliates intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. We may invest, to the extent permitted by law, on a concurrent basis with affiliates of AIM, subject to compliance with applicable regulations and our allocation procedures.

We have entered into a royalty-free license agreement with AIM, pursuant to which AIM has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AIM or one of its affiliates remains our investment adviser. In addition, we rent office space from Apollo Administration, an affiliate of AIM, and pay Apollo Administration our allocable portion of overhead and other expenses incurred by Apollo Administration in performing its obligations under our administration agreement with Apollo Administration, including our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs, which can create conflicts of interest that our Board of Directors must monitor.

With respect to director independence, please refer to the Corporate Governance section herein.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the Securities and Exchange Commission (the “Commission”) and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended March 31, 2009, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

PROPOSAL II: RATIFICATION OF

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on May 26, 2009, the Company’s Audit Committee approved and the Company’s Board of Directors, including a majority of the independent directors, approved and ratified the selection of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2010. The Company expects that a representative of PricewaterhouseCoopers will be present at the Meeting, and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing the Company’s audited financial statements for the fiscal year ended March 31, 2009, the Company’s Audit Committee recommended to the Company’s Board of Directors that such statements be included in the Company’s Annual Report on Form 10-K. A copy of the Audit Committee’s Report appears below.

Audit Fees:    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by PricewaterhouseCoopers in connection with statutory and regulatory filings. Audit fees billed during the fiscal years ended March 31, 2009 and March 31, 2008 were $637,000 and $360,000, respectively.

Audit-Related Fees:    Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. Audit-related fees billed during the fiscal years ended March 31, 2009 and March 31, 2008 were $253,000 and $37,975, respectively.

Tax Services Fees:    Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance. Tax services and fees billed during the fiscal years ended March 31, 2009 and March 31, 2008 were $30,000 and $36,200, respectively, which represented work related to preparation of tax returns, our regulated investment company (“RIC”) qualification, excise tax distribution requirements, form extensions, etc.

All Other Fees:    Other fees would include fees for products and services other then the services reported above, of which there were none in the fiscal years ended March 31, 2009 and March 31, 2008.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

All services described above under “Audit-Related Fees” and “Tax Services Fees” were pre-approved by the Audit Committee.

Audit Committee Report1

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended March 31, 2009.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and PricewaterhouseCoopers, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of PricewaterhouseCoopers’ examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Commission. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with PricewaterhouseCoopers matters relating to PricewaterhouseCoopers’ judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the statement on Auditing Standards No. 61 as amended (Professional Standards). In addition, the Audit Committee has discussed with PricewaterhouseCoopers their independence from management and the Company, as well as the matters in the written disclosures received from PricewaterhouseCoopers and required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee received a letter from PricewaterhouseCoopers confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with PricewaterhouseCoopers the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PricewaterhouseCoopers’ audits and all fees paid to PricewaterhouseCoopers during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by PricewaterhouseCoopers for the Company. The Audit Committee has reviewed and considered the compatibility of PricewaterhouseCoopers’ performance of non-audit services with the maintenance of PricewaterhouseCoopers’ independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009 for filing with the Commission. In addition, the Audit Committee has engaged PricewaterhouseCoopers to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2010, and has directed that the selection of PricewaterhouseCoopers should be submitted to the Company’s stockholders for ratification.

May 26, 2009

The Audit Committee

Ashok Bakhru

Claudine B. Malone, Chair

Frank C. Puleo

Carl Spielvogel

Elliot Stein, Jr.

Bradley Wechsler

(1)	The material in this report is not “soliciting material”, is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE BOARD OF DIRECTORS, BASED ON THE APPROVAL AND RECOMMENDATION OF THE AUDIT COMMITTEE, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF PRICEWATERHOUSECOOPERS AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2010.

PROPOSAL III: AUTHORIZATION OF THE COMPANY TO SELL SHARES OF

COMMON STOCK BELOW NET ASSET VALUE PER SHARE

The Company is a closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act. The 1940 Act prohibits the Company from selling shares of its common stock at a price below the current net asset value per share of such stock (“NAV”), exclusive of sales compensation, unless its stockholders approve such a sale and the Company’s Board of Directors makes certain determinations.

Pursuant to this provision, the Company is seeking the approval of its common stockholders so that it may, in one or more public or private offerings of its common stock, sell or otherwise issue shares of its common stock at a price below its then current NAV, subject to certain conditions discussed below. If approved, the authorization would be effective for a twelve-month period expiring on the earlier of the anniversary of the date of this Meeting and the date of the Company’s 2010 Annual Meeting of Stockholders, which is expected to be held in August 2010.

The Company’s Board of Directors, including a majority of the Board of Directors who have no financial interest in this proposal and a majority of the independent directors, has approved this proposal as in the best interests of the Company and its stockholders and recommends it to the stockholders for their approval. Upon obtaining the requisite stockholder approval, the Company will comply with the conditions described below in connection with any financing undertaken pursuant to this proposal.

It should be noted that the maximum number of shares salable below NAV pursuant to this authority that could result in such dilution is limited to 25% of the Company’s then outstanding common stock immediately prior to each such sale. See below for a discussion and an example of the dilutive effect of the sale of shares below NAV.

Reasons to Offer Common Stock below NAV.    The Company believes that market conditions will provide attractive opportunities to deploy capital. In mid-2007, the debt and equity capital markets in the United States began to experience disturbance caused by, among other things, significant write-offs in the financial services sector relating to subprime mortgages, the failure of certain major financial institutions and the re-pricing of credit risk, among other things. These events, along with the deterioration of the housing market, have led to worsening general economic conditions, which have adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These factors accelerated during the last half of 2008, and over the past several months the number of investors selling assets because they must repay debt or meet equity redemption requirements or other obligations has increased significantly. This has created forced selling that has negatively impacted valuations of debt securities in most markets. This negative pressure on valuations has contributed to significant unrealized write-downs of debt investments of many finance companies, including investments in the Company’s portfolio. However, the change in market conditions also has had beneficial effects for capital providers, including more favorable pricing of risk and more creditor-friendly contractual terms. Accordingly, for firms that continue to have access to capital, the current environment should provide investment opportunities on more favorable terms than have been available in recent periods. The Company’s ability to take advantage of these opportunities is dependent upon its access to capital.

As a BDC and a RIC, for tax purposes, the Company is dependent on its ability to raise capital through the sale of common stock. RICs generally must distribute substantially all of their earnings from dividends, interest and short-term gains to stockholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from using those earnings to support new investments. Further, for the same reason BDCs, in order to borrow money or issue preferred stock, must maintain a debt to equity ratio of not more than 1:1, which requires the Company to finance its investments with at least as much common equity as debt and preferred stock in the aggregate. Therefore, to continue to build the Company’s investment portfolio, and thereby support maintenance and growth of the Company’s dividends, the Company endeavors to maintain consistent access to capital through the public and private equity markets enabling it to take advantage of investment opportunities as they arise.

Even though the underlying performance of a particular portfolio company may not necessarily indicate impairment or its inability to repay all principal and interest in full, the volatility in the debt capital markets may continue to negatively impact the valuations of debt investments and result in further unrealized write-downs of those debt investments. These unrealized write-downs, as well as unrealized write-downs based on the underlying performance of the Company’s portfolio companies, if any, negatively impact stockholders’ equity and the resulting debt to equity ratio.

Exceeding the 1:1 debt to equity ratio could have severe negative consequences for a BDC, including the inability to pay dividends, breaching debt covenants and failure to qualify for tax treatment as a RIC. Although the Company does not currently expect that it will exceed this 1:1 debt to equity ratio, the markets it operates in and the general economy remain volatile and uncertain. Continued volatility in the capital markets and the resulting negative pressure on debt investment valuations could negatively impact the Company’s asset valuations, stockholders’ equity and the Company’s debt to equity ratio.

Also, as a result of the market disruption, the Company has seen a reduction in competition, a widening of spreads and generally more conservative capital structures. The Company believes that these changes in the capital markets have created a unique opportunity to invest at attractive risk-adjusted returns. However, worsening general economic conditions have also materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions could continue for a prolonged period of time or worsen in the future. If current market conditions persist, the Company and other companies in the financial services sector may not have access to sufficient debt and equity capital in order to take advantage of this opportunity. In addition, the debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. At times our shares of common stock have traded in excess of net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term is a risk separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares that may be offered pursuant to this approval will trade at, above, or below net asset value. The following table lists the high and low closing sales prices for our common stock, and the closing sales price as a percentage of NAV. On [                    ], 2009, the last reported closing sale price of our common stock was $[        ] per share. The most recently reported NAV (as of March 31, 2009) was $9.82.

	NAV(1)	Closing Sales Price		High Sales Price as a percentage of NAV(2)	Low Sales Price as a percentage of NAV(2)	Declared Dividends
		High	Low
Fiscal Year Ended March 31, 2009
Fourth Fiscal Quarter	$9.82	$9.76	$2.05	99%	21%	$0.260
Third Fiscal Quarter	$9.87	$15.85	$6.08	161%	62%	$0.520
Second Fiscal Quarter	$13.73	$17.99	$13.11	131%	95%	$0.520
First Fiscal Quarter	$15.93	$18.59	$14.33	117%	90%	$0.520

Fiscal Year Ended March 31, 2008
Fourth Fiscal Quarter	$15.83	$16.70	$14.21	105%	90%	$0.520
Third Fiscal Quarter	$17.71	$21.81	$16.32	123%	92%	$0.520
Second Fiscal Quarter	$18.44	$22.90	$19.50	124%	106%	$0.520
First Fiscal Quarter	$19.09	$24.13	$21.37	126%	112%	$0.510

(1)	NAV is determined as of the last business day in the relevant quarter and therefore may not reflect the NAV on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low closing sales price divided by NAV.

At the 2008 Annual Meeting of Stockholders, the stockholders authorized the Company, with the approval of its Board of Directors, to sell shares of its common stock at a price below NAV. This authorization will expire on the one year anniversary of the 2008 Annual Meeting of Stockholders. The Board of Directors and management have not authorized the sale of any shares of our common stock below NAV, but value the financial flexibility afforded to us by that authorization. In these uncertain financial times, the availability of additional options that would be afforded by approval of this proposal by the stockholders is of great importance to us.

The Board of Directors believes that having the flexibility for the Company to sell its common stock below NAV in certain instances is in the best interests of stockholders. If the Company were unable to access the capital markets as attractive investment opportunities arise, the Company’s ability to grow over time and continue to pay dividends to stockholders could be adversely affected.

While the Company has no immediate plans to sell any shares of its common stock below NAV, it is seeking stockholder approval now in order to provide flexibility for future sales, which typically must be undertaken quickly. The final terms of any such sale will be determined by the Board of Directors at the time of sale. Also, because the Company has no immediate plans to sell any shares of its common stock below NAV, it is impracticable to describe the transaction or transactions in which such shares of common stock would be sold. Instead, any transaction where the Company sells such shares of common stock, including the nature and amount of consideration that would be received by the Company at the time of sale and the use of any such consideration, will be reviewed and approved by the Board of Directors at the time of sale. If this proposal is approved, no further authorization from the stockholders will be solicited prior to any such sale in accordance with the terms of this proposal. If approved, the authorization would be effective for securities sold during a period beginning on the date of such stockholder approval and expiring on the earlier of the anniversary of the date of the Annual Meeting and the date of the Company’s 2010 Annual Meeting of Stockholders, which is expected to be held in August 2010.

Conditions to Sales Below NAV.    If stockholders approve this proposal, the Company will sell shares of its common stock at a price below NAV, exclusive of sales compensation, only if the following conditions are met:

•	a majority of the Company’s independent directors who have no financial interest in the sale have approved the sale;

•

a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the sale of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and

•	the number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale.

Key Stockholder Considerations.    Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the sale of shares of the Company’s common stock at less than NAV and the expenses associated with such sale on the NAV. Any sale of common stock at a price below NAV would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro rata basis. This dilution would include reduction in the NAV as a result of the sale of shares at a price below the NAV and a proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such sale. The Board of Directors of the Company will consider the potential dilutive effect of the sale of shares at a price below the NAV when considering whether to authorize any such sale. Shares of common stock sold upon exercise or conversion of any warrants or other securities issued pursuant to proposal IV will not be taken into account in determining whether the 25% limitation described above in this proposal III has been reached.

The 1940 Act establishes a connection between common share sale price and NAV because, when stock is sold at a sale price below NAV, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for sale, and thus any future issuance of common stock will dilute their holdings of common stock as a percentage of shares outstanding to the extent they do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

Example of Dilutive Effect of the Sale of Shares Below NAV

Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The NAV of the common stock of Company XYZ is $10.00. The following table illustrates the reduction to NAV and the dilution experienced by Stockholder A following the sale of 100,000 shares of the common stock of Company XYZ at $9.50 per share, a price below its NAV.

	Prior to Sale Below NAV	Following Sale Below NAV	Percentage Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,100,000	10.0%
NAV	$10.00	$9.95	(0.5)%
Dilution to Stockholder A(1)
Shares Held by Stockholder A	10,000	10,000	—
Ownership Percentage Held by Stockholder A	1.00%	0.91%	(0.09)%
Total Economic Interest of Stockholder A	$100,000	$99,500	(0.5)%

(1)	Assumes that Stockholder A does not purchase additional shares in the equity offering of shares below NAV.

Required Vote.    Approval of this proposal requires the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Meeting that are not held by affiliated persons of the Company. For purposes of this proposal, the 1940 Act, defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company, whichever is the less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AUTHORIZE THE COMPANY TO SELL SHARES OF ITS COMMON STOCK DURING THE NEXT YEAR AT A PRICE BELOW THE COMPANY’S THEN CURRENT NAV PER SHARE SUBJECT TO THE LIMITATIONS DESCRIBED IN THIS PROPOSAL.

PROPOSAL IV: AUTHORIZATION OF THE COMPANY TO SELL OR OTHERWISE ISSUE WARRANTS OR SECURITIES TO SUBSCRIBE FOR OR CONVERTIBLE INTO SHARES OF ITS COMMON STOCK SUBJECT TO THE LIMITATIONS DESCRIBED IN THIS PROPOSAL.

General Information.    The Board of Directors believes it would be in the Company’s and its common stockholders’ best interests to have the ability to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of its common stock, not exceeding 25% of its outstanding common stock at the time such warrants or securities are issued, at an exercise or conversion price that, at the date of issuance of such warrants or securities, will not be less than the greater of the market value per share of its common stock and the net asset value per share of its common stock.

As a BDC, Section 61(a) (in conjunction with Section 18(d)) of the 1940 Act generally prohibits the Company from issuing a security that includes a warrant or a right to subscribe to or purchase its common stock outstanding for more than 120 days unless it meets certain conditions, including obtaining stockholder approval or in the case of convertible securities, if the value of the conversion feature is material to the value of the security. As a result, the Company may be precluded from issuing warrants or securities to subscribe for or convertible into shares of its common stock outstanding for more than 120 days, unless the Company obtains stockholder approval as to the issuance of such warrants or securities and meets certain other conditions.

Background and Reason.    In order to provide the Company with maximum flexibility to raise capital, the Company is asking you to approve the issuance of warrants or securities to subscribe for or convertible into shares of its common stock to the extent required by Section 61(a) on such terms and conditions as the Board of Directors determines to be in the best interests of the Company and its stockholders.

The Company’s Board of Directors, including a majority of the Board of Directors who have no financial interest in this proposal and a majority of the independent directors, has approved this proposal as in the best interests of the Company and its stockholders and recommends it to the stockholders for their approval. Upon obtaining the requisite stockholder approval, the Company will comply with the conditions described below in connection with any financing undertaken pursuant to this proposal. See below for a discussion of the risks of dilution.

Management and the Board of Directors have determined that it would be advantageous to the Company to have the ability to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of its common stock in connection with its financing and capital raising activities. The issuance of such securities may give the Company a cost-effective way to raise capital and is a common practice by corporations that are not BDCs. Such securities typically allow the purchasers thereof to participate in any increase in value of the issuer’s common stock.

As discussed above in Proposal III, the Company believes that changes in the U.S. capital markets have created a unique opportunity to invest at attractive risk-adjusted returns. However, worsening general economic conditions have also materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions could continue for a prolonged period of time or worsen in the future. As a result, the Company is seeking flexibility to raise additional capital by selling warrants or securities to subscribe for or convertible into shares of its common stock so that it may take advantage of this opportunity.

While the Company has no immediate plans to issue any warrants or securities to subscribe for or convertible into shares of its common stock, it is seeking stockholder approval now in order to provide flexibility for future issuances, which typically must be undertaken quickly. The final terms of any sale of such securities, including price, dividend or interest rates, exercise or conversion prices, voting rights, anti-dilution protections, redemption prices, maturity dates and similar matters will be determined by the Board of Directors at the time of issuance. Also, because the Company has no immediate plans to issue any such securities, it is impracticable to describe the transaction or transactions in which the securities would be issued. Instead, any transaction where the Company issues such securities, including the nature and amount of consideration that would be received by it at the time of issuance and the use of any such consideration, will be reviewed and approved by the Board of Directors at the time of issuance. If this proposal is approved, no further authorization from the stockholders will be solicited prior to any such issuance in accordance with the terms of this proposal. Unlike proposal III, the authority sought under this proposal has no expiration.

Conditions to Issuance.    If the Company’s stockholders approve this proposal, it will only be able to issue warrants or securities to subscribe for or convertible into shares of its common stock pursuant to such stockholder approval so long as the issuance of such securities meets the following conditions:

(i) the exercise, conversion or subscription rights in such securities expire by their terms within 10 years;

(ii) with respect to any warrants, options or rights to subscribe or convert to the Company’s common stock that are issued along with other securities, such warrants, options or rights are not separately transferable;

(iii) the exercise or conversion price of such securities is not less than the greater of the market value per share of the Company’s common stock and the net asset value per share of the Company’s common stock at the date of issuance of such securities;

(iv) the issuance of such securities is approved by a majority of the Board of Directors who have no financial interest in the transaction and a majority of the independent directors on the basis that such issuance is in the best interests of the Company and its stockholders; and

(v) the number of shares of the Company’s common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of the Company’s common stock outstanding at the time of issuance of such securities will not exceed 25% of the Company’s outstanding common stock at such time.

Prior to the time of issuance, the Board of Directors may determine to issue warrants or securities to subscribe for or convertible into shares of the Company’s common stock in a registered public offering or in a private placement either with or without an obligation to seek to register their resale at the request of the holders. The Board of Directors may also determine to use an underwriter or placement agent to assist in selling such securities if it concludes that doing so would assist in marketing such securities on favorable terms. Any such sale would be anticipated to result in a potential increase in the number of outstanding shares of the Company’s common stock. However, the number of shares of the Company’s common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of the Company’s common stock outstanding at the time of issuance of such securities will not exceed 25% of the Company’s outstanding common stock at such time. Shares of common stock sold pursuant to the authority granted under proposal III above will not be taken into account in determining whether the 25% limitation described in this proposal has been reached.

In addition, it is possible that the Board of Directors will authorize the issuance of warrants or securities to subscribe for or convertible into shares of the Company’s common stock that contain anti-dilution protections, to the extent permissible under the 1940 Act, and that, as a result of such anti-dilution protections, the price at which such securities may be exercisable or convertible into shares of the Company’s common stock may be adjusted to a price less than the current market value per share of the Company’s common stock or the net asset value per share of the Company’s common stock at the time of such adjustment or at the time of their issuance.

Dilution.    Your interest in the Company may be diluted if it issues warrants or securities to subscribe for or convertible into shares of its common stock. The Company cannot state precisely the amount of any such dilution because it does not know at this time what number of shares of common stock would be issuable upon exercise or conversion of any such securities that are ultimately issued. Because the exercise or conversion price per share could be less than NAV at the time of exercise or conversion (including through the operation of anti-dilution protections) and because the Company would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of NAV at the time of exercise or conversion. The amount of any decrease in NAV is not predictable because it is not known at this time what the exercise or conversion price and NAV will be at the time of exercise or conversion or what number or amount (if any) of such securities will be issued. Such dilution, however, could be substantial.

This proposal does not limit the Company’s ability to issue securities to subscribe for or convertible into shares of its common stock at an exercise or conversion price below NAV at the time of exercise or conversion (including through the operation of anti-dilution protections) so long as such issuance is within the 25% limitation described above. The only requirement with respect to the exercise or conversion price is that it be not less than the greater of the market value per share of the Company’s common stock and the net asset value per share of the Company’s common stock on the date of issuance.

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of shares of the Company’s common stock at an exercise or conversion price that is less than NAV at the time of exercise or conversion and the expenses associated with such issuance. Any exercise of warrants or securities to subscribe for or convertible into shares of the Company’s common stock at an exercise or conversion price that is below NAV at the time of such exercise or conversion, would result in an immediate dilution to existing common stockholders. This dilution would include reduction in NAV as a result of the proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance.

The 1940 Act establishes a connection between common stock sale price and NAV because, when stock is issued at a price below NAV, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. The Board of Directors of the Company will consider the potential dilutive effect of the issuance of warrants or securities to subscribe for or convertible into shares of the Company’s common stock when considering whether to authorize any such issuance.

Conclusion and Recommendation; Vote Required.    The Board of Directors believes it is in the Company’s best interests and the best interests of the stockholders to adopt this proposal. The affirmative vote of at least a majority of all of the votes cast at a meeting at which quorum is present is required for approval of this proposal. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO AUTHORIZE THE COMPANY TO SELL OR OTHERWISE ISSUE WARRANTS OR SECURITIES TO SUBSCRIBE FOR OR CONVERTIBLE INTO SHARES OF ITS COMMON STOCK SUBJECT TO THE LIMITATIONS SET FORTH IN THIS PROPOSAL.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON AUGUST 5, 2009

The following materials relating to this Proxy Statement are available at [Internet address]:

•	this Proxy Statement;

•	the accompanying Notice of Annual Meeting;

•	information on how to obtain directions to attend the Meeting in person;

•	proxy cards and any other proxy materials; and

•	the Company’s Annual Report for the fiscal year ended March 31, 2009.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with their judgment.

SUBMISSION OF STOCKHOLDER PROPOSALS

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Meeting unless certain securities law requirements are met. The Company expects that the 2010 Annual Meeting of Stockholders will be held in August 2010, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing to the Company at its address in New York, New York, and the Company must receive the proposal no later than February 22, 2010, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting.

Notices of intention to present proposals, including nomination of a director, at the 2009 annual meeting should be addressed to Gordon E. Swartz, Corporate Secretary, Apollo Investment Corporation, 9 West 57th Street, 37th Floor, New York, New York 10019 and should be received by the Company between January 25, 2010 and 5:00 p.m. Eastern Time on February 22, 2010. In the event that the date of the next annual meeting is advanced or delayed by more than 30 days from the first anniversary of the Meeting a notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Eastern Time on the later of the 120 th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Apollo Investment Corporation

Chief Compliance Officer

9 West 57th Street, 37th Floor

New York, New York 10019

The Audit Committee Chair may be contacted at:

Claudine B. Malone

Apollo Investment Corporation

Audit Committee Chair

9 West 57th Street, 37th Floor

New York, New York 10019

You are cordially invited to attend the annual meeting of stockholders in person. Whether or not you plan to attend the Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope or to vote by telephone or through the Internet.

By Order of the Board of Directors

Gordon E. Swartz

Corporate Secretary

New York, New York

June     , 2009

APOLLO INVESTMENT CORPORATION 9 WEST 57TH STREET 14TH FLOOR NEW YORK, NY 10019

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Directors		☐	☐	☐
Nominees:
01 Ashok Bakhru	02 John J. Hannan		03 James C. Zelter

The Board of Directors recommends you vote FOR the following proposal(s):						For	Against	Abstain
2. To ratify the selection of PricewaterhouseCoopers LLP as Apollo Investment Corporation’s (the “Company”) independent registered public accounting firm for the fiscal year ending March 31, 2010.						☐	☐	☐

3.      To approve a proposal to authorize flexibility for the Company, with approval of its Board of Directors, to sell shares of its common stock (during the next 12 months) at prices below the Company’s then current net asset value per share.

						☐	☐	☐
4. To approve a proposal to authorize the Company to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of the Company’s common stock.						☐	☐	☐

NOTE: If any other business is presented at the meeting, this proxy will be voted by the proxies in their discretion, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the Board of Directors knows of no other business to be presented at the meeting. THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM THE COMPANY PRIOR TO THE EXECUTION OF THIS PROXY OF A NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND A PROXY STATEMENT.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

APOLLO INVESTMENT CORPORATION

This proxy is solicited by shareholders

Annual meeting of the board of directors

8/5/2009 09:30 AM

The undersigned hereby appoints JOHN J. SUYDAM and GORDON E. SWARTZ, or either one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of Common Stock of Apollo Investment Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Warwick New York Hotel, 65 West 54th Street, New York, New York 10019 on Wednesday, August 5, 2009 at 9:30 a.m., Eastern Time, and all adjournments there of, as indicated on this proxy. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED AND FOR THE PROPOSALS LISTED.

Continued and to be signed on reverse side